Fees Summary	Dec. 03, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,149,999,988.5
Previously Paid Amount	0
Total Fee Amount	176,065
Total Offset Amount	0
Net Fee	$ 176,065